THE MAINSTAY GROUP OF FUNDS

MainStay Balanced Fund	MainStay International Equity Fund
MainStay Common Stock Fund	MainStay International Opportunities Fund
MainStay Cornerstone Growth Fund	MainStay S&P 500 Index Fund
MainStay Emerging Markets Equity Fund	MainStay U.S. Equity Opportunities Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated November 15, 2017 (“Supplement”) to the
Statement of Additional Information (“SAI”) dated February 28, 2017, as amended November 15, 2017

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

Effective January 1, 2018, the portfolio managers from Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) who manage the day-to-day investment operations of the Funds will transition from Cornerstone Holdings to MacKay Shields LLC (“MacKay Shields”), which is also a wholly-owned, fully autonomous subsidiary of New York Life Insurance Company. The transition of the portfolio managers from Cornerstone Holdings to MacKay Shields will not impact the investment strategies or risks of the Funds.

At meetings held September 25-27, 2017, the Board of Trustees of the MainStay Group of Funds (the “Board”) approved the assumption by MacKay Shields of the subadvisory agreement between Cornerstone Holdings and New York Life Investment Management LLC (“New York Life Investments”) with respect to the Funds. As a result, under the supervision of New York Life Investments, MacKay Shields will be responsible for the management of the day-to-day investment operations of the Funds. There will be no change in the management fees paid to New York Life Investments by the Funds, or in the subadvisory fees paid by New York Life Investments with respect to each Fund. Accordingly, effective January 1, 2018, all references to Cornerstone Holdings as the subadvisor to the Funds are hereby replaced with MacKay Shields.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.